SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: August 15, 2001


                         FNANB CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


  United States                 333-32591                     58-1897792
  -------------                 ---------                     ----------
 (State or other               (Commission                   (IRS Employer
  jurisdiction                  File No.)                 Identification No.)
of incorporation)

225 Chastain Meadows Court, Kennesaw, Georgia                  30144
---------------------------------------------                  ------
  (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900


Item 5               Other Events.
                     -------------

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  2001  to  the   Series   1997-2
                     Certificateholders on August 15, 2001.

                     The registrant distributed the Certificateholders Statement
                     for  the   month  of  July  2001  to  the   Series   1998-1
                     Certificateholders on August 15, 2001.




                                      - 1 -



Item 7(c).           Exhibits.
                     ---------

                     The  following  is filed as an exhibit to this report under
                     Exhibit 28:

            99.1 Series 1997-2 Certificateholders Statement for the month of July 2001.

            99.2 Series 1998-1 Certificateholders Statement for the month of July 2001.






                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            FNANB CREDIT CARD
                            MASTER TRUST


                            By:       FIRST NORTH AMERICAN
                                      NATIONAL BANK, as
                                      Transferor and Servicer


                            By:
                                      ----------------------------------------
                                      Michael T. Chalifoux
                                      Chairman of the Board





Date:      August 15, 2001

                                       -2-




                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    EXHIBITS
                                       TO
                                    FORM 8-K


                         FNANB CREDIT CARD MASTER TRUST





                                INDEX TO EXHIBITS



           Exhibit
           Number    Exhibit


            99.1 Series 1997-2 Certificateholders Statement for the month of July 2001.


            99.2 Series 1998-1 Certificateholders Statement for the month of July 2001.